UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 21, 2025

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Credit Agreement Refinancing
On March 21, 2025, Mirion IntermediateCo, Inc. (“Holdings”), Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc. (together with Mirion Technologies (US Holdings), Inc., the “Borrowers”) entered into Amendment No. 4 to Credit Agreement (“Amendment No. 4”) which amends the Credit Agreement, dated as of October 20, 2021 (as amended by the Agreement and Amendment No. 1 to Credit Agreement, dated as of November 22, 2021, as further amended by Amendment No. 2 to Credit Agreement, dated as of June 23, 2023, as further modified by the Holdings Assumption Agreement, dated as of December 30, 2023, as further amended by Amendment No. 3 to Credit Agreement, dated as of May 22, 2024 and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), by and among the Borrowers, Holdings, the lending institutions from time to time party thereto, and Citibank, N.A as the Administrative Agent, the Collateral Agent and a Letter of Credit Issuer. Capitalized terms used herein, but not otherwise defined herein are as defined in the Credit Agreement.
Amendment No. 4 provides for (i) an increase in Revolving Credit Commitments under the Credit Agreement from $90,000,000 to $175,000,000, (ii) an extension of the maturity date for the Revolving Credit Facility to March 21, 2030, subject to a “springing” maturity date that is 91 days prior to the maturity date of the Term Loans outstanding under the Credit Agreement (but only to the extent that such Term Loans have an outstanding principal amount in excess of $100,000,000 that remains outstanding on the date of determination, and a final stated maturity date that is earlier than the date that is 91 days after March 21, 2030) and (iii) certain other amendments as set forth in Exhibit 10.1 to this Current Report on Form 8-K. The Applicable Margin for Revolving Credit Loans is (x) 1.25% with respect to Term SOFR, Eurocurrency or RFR Loans and (y) 0.25% with respect to base rate borrowings, in each case assuming a First Lien Net Leverage Ratio of less than or equal to 3.35 to 1.00, subject to two leverage-based step-ups to an Applicable Margin equal to 1.75%, and 0.75%, respectively.
The foregoing description of Amendment No. 4 is qualified in its entirety by reference to the full text of Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 4 to Credit Agreement by and among Mirion IntermediateCo, Inc., Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc., the other Credit Parties party thereto, the lending institutions from time to time party thereto and Citibank, N.A., effective as of March 21, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2025

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer